UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to the Issuing Entities described in the registrants’ registration statement)

(Central Index Key Number: 0001439697)

WORLD OMNI LT

(Issuer with respect to the Exchange Note)

(Central Index Key Number: 0001443836)

(Exact name of registrants as specified in their charters)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to the Issuing Entities described in the registrants’ registration statement)

(Exact name of Sponsor as specified in its charters)

(Central Index Key Number: 0001004150)

Delaware Delaware	333-231740 333-231740-01	90-0399122 90-0500335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: 190 Jim Moran Boulevard, Deerfield Beach, FL 33442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 25, 2020, Auto Lease Finance LLC (“ALF”), as managing member of World Omni Auto Leasing LLC, a Delaware limited liability company (the “Registrant”), entered into Amendment No. 1 to Amended and Restated Limited Liability Company Agreement (the “LLCA Amendment”), a copy of which is filed as an exhibit hereto. The LLCA Amendment amends the amended and restated limited liability company agreement of the Registrant, dated as of April 22, 2016, among ALF, the independent directors party thereto and the springing member party thereto (filed as Exhibit 3.2 to the Registrant’s Form SF-3 registration statement dated and filed on May 24, 2019, Commission File No. 333-231740), to among other things change the registered agent and registered office for service of process of the Registrant in the State of Delaware. On September 28, 2020, ALF, as authorized person of the Registrant, filed an amendment to the Certificate of Formation (the “CoF Amendment”) of the Registrant in the office of the Secretary of State of the State of Delaware, a copy of which is filed as an exhibit hereto. The CoF Amendment amends the Certificate of Formation, dated as of June 26, 2008 (filed as Exhibit 3.1 to the Registrant’s Form SF-3 registration statement dated and filed on May 24, 2019, Commission File No. 333-231740), to change the Registrant’s registered agent and registered office for service of process in the State of Delaware.

Item 9.01.	Financial Statements and Exhibits.

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Certificate of Formation of World Omni Auto Leasing LLC, dated as of September 28, 2020, by Auto Lease Finance LLC, as authorized person of World Omni Auto Leasing LLC.

Exhibit 3.2	Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of World Omni Auto Leasing LLC, dated as of September 25, 2020, by Auto Lease Finance LLC, as managing member of World Omni Auto Leasing LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Registrant)

Dated: September 29, 2020	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Its:	Assistant Treasurer

WORLD OMNI LT (Registrant) By: AUTO LEASE FINANCE LLC, as Initial Beneficiary

Dated: September 29, 2020	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Its:	Assistant Treasurer